Executive Management  Update SERVICES AGREEMENT


THIS AGREEMENT is made as of the April 28th, 2005. It is the update terms for the agreement signed mutually in June 2004.


BETWEEN:

          CHINA HEALTH HOLDING INC. OR its Nominee a company incorporated in Nevada USA, having an office at Park Place Suite 3400 - 666 Burrard Street, Vancouver, BC Canada V6C 2X8

         (Hereinafter called "CHHH (OTCBB)")

                                                             OF THE FIRST PART

AND:

          Julianna Jenny Lu. or NOMINEE, having an office at Sheraton Suite le Soleil Vancouver, Suite # 609, Vancouver, BC Canada V6C 2E8

                           (hereinafter called " J.L. EXECUTIVE Executive")

                                                             OF THE SECOND PART

WHEREAS:

A. CHHH (OTCBB) to retain J.L. EXECUTIVE to assist CHHH (OTCBB) in providing management consulting services to CHHH (OTCBB), a company incorporated in Nevada USA.


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained the parties hereto agree as follows:


1. APPOINTMENT OF J.L. EXECUTIVE

1.1 CHHH (OTCBB) hereby retains J.L. EXECUTIVE to assist CHHH (OTCBB) in providing management consulting services to CHHH (OTCBB) in USA, Canada and abroad as may from time to time be required with respect to CHHH (OTCBB), as more particularly described as Schedule A hereto.

1.2 J.L. EXECUTIVE agrees to devote sufficient time as may be necessary and to employ its best efforts to faithfully and industriously perform the services as described in Schedule A hereto.

1.3 In performing its management services hereunder, J.L. EXECUTIVE shall be an Executive Employee of CHHH (OTCBB).

2. LIMITATIONS ON ACTIVITIES

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2.1       J.L. EXECUTIVE recognizes and agrees that securities laws, regulations and policies in the U.S. and British Columbia and elsewhere limits the
          allowable  scope  of  management   activities  and  prohibit   certain
          activities. Notwithstanding any other provision of this agreement, J.L. EXECUTIVE agrees that:

(a)                It will not engage in any activity in  contravention  of the law, regulation or policy of any body having jurisdiction in any other jurisdiction in which it conducts management activities on behalf of CHHH (OTCBB).

3. TERM

3.1 The term of this agreement shall commence 1st of May 2004, where this agreement may be reviewed for any reason, or, the duties, time commitments and compensation may be adjusted by mutual consent.

4. COMPENSATION

4.1 CHHH (OTCBB) shall pay for the management services rendered hereunder the sum of $US 8,000 per month, payable on the first day of each subsequent month, commencing May 1st, 2004. Every 6 months, the management services will be reviewed and possibly increase 30% to 50% accordingly by CHHH (OTCBB).

4.2 Added Terms: CHHH (OTCBB) shall pay for the monthly services fees to J.L Executives for a total $10,000 USD per month to the J.L.
          Executive: CHHH (OTCBB) started legally from Jan1st. 2005 due to increased responsibilities and duties to CHHH (OTCBB) and its 2 subsidies.

4.3 Added Terms: CHHH (OTCBB) shall pay for 3% Royalty of total gross sales/Profits of all CHHH's Natural Herbal Medical Products and 3% Royalty of a total CHHH's Gross sales/Profits in Subsidiaries: China Health World Trade Corporation and China Health World Pharmaceutical Corporation to J/ L. Executive as a part of compensation plan to J. L. executive start from Jan 1 2005.

4.4 J.L. EXECUTIVE shall be granted a call from CHHH (OTCBB) on 2,500,000 shares of CHHH (OTCBB)'s capital stock at a price of 10 cents USD per share, which will be exercisable until June 1st, 2009, and, or, thirty
          (30) days after the termination of this Agreement. Upon payment of 10 cents USD per share for the number of shares being called CHHH (OTCBB) will deliver. for the number of shares requested, up to a total of 2,500,000 shares, and will either transfer, if possible, such shares to a brokerage account of J.L. Executive's choice or provide J.L. EXECUTIVE with the requisite number of share certificates in a form necessary to render those certificates freely transferable and negotiable. CHHH (OTCBB) will also furnish or execute any further documents that may reasonably be required to complete this share transfer.

4.5 J.L. EXECUTIVE shall also be reimbursed for its actual out-of -pocket expenses incurred pursuant to this agreement, such expenses to be paid within 30 business days of invoice. All invoices shall be supported by appropriate evidence of the expenses referred to therein. Any individual expense item, other than telephone invoices, in excess of $200 shall first be approved by CHHH (OTCBB).


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
5. CONFIDENTIALITY

5.1 J.L. EXECUTIVE will keep confidential any information not otherwise readily available from public sources which it obtains from CHHH (OTCBB). Upon termination of this agreement, J.L. EXECUTIVE shall return to CHHH (OTCBB) all data, information and other written material regarding CHHH (OTCBB) obtained by J.L. EXECUTIVE from in connection with the performance of its services hereunder.

6. NOTICE

6.1 Any notice or other communication or instrument required or permitted to be given or delivered hereunder shall be in writing and shall be well and sufficiently given or delivered if enclosed in a sealed envelope and addressed to the party to receive same at its address as set forth on the first page of this agreement, and in each case delivered personally or mailed by registered mail.

          Any notice so given or delivered shall be conclusively deemed to have been given when delivered, if delivered personally, or 72 hours following the mailing of same, if mailed by registered mail.

7. RESPONSIBILITIES OF CHHH (OTCBB)

7.1 CHHH (OTCBB) will, with J.L. Executive's assistance, provide J.L. EXECUTIVE with CHHH (OTCBB) corporate materials which include, but not limited to:

          -         a PowerPoint company presentation

          -         a broker/investor due diligence package

          -         a media package

          -         a one page corporate profile

          -         a brochure

7.2       CHHH (OTCBB) will try to provide the material timely.

7.3       CHHH (OTCBB) agrees to broadcast major material events  regarding CHHH
          (OTCBB)   over  the  news  wire  in  addition  to  normal   disclosure
          requirements.

7.4 CHHH (OTCBB) agrees to provide appropriate corporate background material to "Material Events" at the same time as the events are made public. The background to these events may be delivered in the form of a briefing.

8. GENERAL

8.1 This agreement may only be amended in writing duly executed by the parities hereto.

8.2 Wherever possible, each provision in this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision shall be prohibited by or be invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

8.3       Time shall be of the essence of this agreement.

8.4 This agreement shall be deemed to be made in the Province of British Columbia, and shall be construed in accordance with and governed by the laws of said Province.

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

8.5 This agreement shall endure to the benefit of and be binding upon the parties to this agreement and their respective heirs, executors, administrators, successors, and assigns.





IN WITNESS WHEREOF the parties hereto have caused these presents to be duly executed as of the day and year first above written.


The Common Seal of                                                )
CHINA HEALTH HOLDING INC.                                         )
Was hereunto affixed in the                                       )
presence of:                                                      )
                                                                        c/s




 /s/ Julianna Lu,
----------------
Julianna ( Jenny)  Lu,
The President & CEO
Date: April28th  2005


 /s/ Dick Wu, Dick Wu, The Director


 /s/ XiaoFei Yu
---------------
 XiaoFei Yu, The Director

                                                                  )
                                                                  )
                                                                  )
                                                                  )
                                                                  )
The Common Seal of                                                )
Julianna (jenny) Lu Executive Management                          )
was hereunto affixed in the                                       )
presence of:                                                      )
                                                                        c/s

/s/ Julianna Lu
Julianna (Jenny) Lu
                                                                 )
                                                                 )
Date on April28 2005 ,  and signatory:                           )

                                                              SCHEDULE A


J.L. EXECUTIVE agrees to provide the following management services, subject to the specific terms of the agreement to which this Schedule is attached:


1. The day to day Executive Management roles for A E&E Pharma Corporation as the functions of:

1.       The Chairman and CEO, and   CFO
2.       The Director, and
3.       The Treasure, and


2. Global Business Strategy and Planning and Exercising

3. Global Products Strategy and Development and Marketing and Distributions

4. Global Financing Strategy and Development

5. Global  Development  and Strategy  Planning and Executions for CHHH (OTCBB) 2
Subsidiaries: China Health World Pharmaceutical Corporation and China Health World Trade Corporation since April28 2005